EXHIBIT 10.1

TENTH MODIFICATION TO LOAN AND SECURITY AGREEMENT

This Tenth Modification to Loan and Security Agreement (this “Modification”) is entered into by and between ORANGE 21, Inc. (“Borrower”) and Comerica Bank (“Bank”), at San Jose, California, as of December 29, 2005.

RECITALS

This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

Bank and Borrower have previously entered into that certain Loan and Security Agreement (Accounts and Inventory), dated October 5, 2001, as modified by that certain First Modification dated July 17, 2002, as modified by that certain Second Modification dated March 21, 2003, as modified by that certain Third Modification dated August 14, 2003, as modified by that certain Fourth Modification dated November 26, 2003, as modified by that certain Fifth Modification dated December 16, 2003, as modified by that certain Sixth Modification dated August 5, 2004, as modified by that certain Seventh Modification dated December 2, 2004, as modified by that certain Eighth Modification dated January 27, 2005, as modified by that certain Ninth Modification dated November 4, 2005.  The Loan and Security Agreement (Accounts and Inventory), as amended, modified, revised or restated from time to time shall be referred to herein as the “Agreement.”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

1.     Incorporation by Reference.  The Recitals and the documents referred to therein are incorporated herein by this reference.  Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

2.     Modification to the Agreement.  Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Agreement is hereby modified as set forth below.

A.    The “Revolving Maturity Date” defined in Exhibit A of the Agreement entitled “Definitions” is hereby amended to read as follows:

“Revolving Maturity Date means April 5, 2006.”

3.     Legal Effect.  Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.  Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.  The effectiveness of this Modification and each of the documents, instruments and agreements entered into in connection with this Modification, including without limit any replacement promissory note entered into in connection herewith, is conditioned upon receipt by Bank of this Modification, any other documents which Bank may require to carry out the terms hereof.

4.     Miscellaneous Provisions.

(a)   This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof.  All amendments hereto must be in writing and signed by the parties.

(b)   This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

ORANGE 21, INC.		COMERICA BANK
By:	/s/ Michael C. Brower	By:	/s/ illegible for RB
Name:	Michael C. Brower	Richmond Boyce
Title:	CFO	Vice President - Western Division
#49772 Senior Vice President – Western Division